This submission is being made solely to obtain a class (i.e. contract) identifier for the variable universal life product, identified below, under the John Hancock Life Insurance Company of New York Separate Account B (811-8329), which is administered by John Hancock Life Insurance Company of New York.

VenVUL	333-33351

We are requesting this identifier because it is required for the upcoming N-CEN filing.

Any questions on this submission should be directed to Thomas Lauerman, Esq. of Carlton Fields at (202) 965-8156.